                                                                    EXHIBIT 10.6

                                  AMENDMENT TO
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                            OF XCYTE THERAPIES, INC.

        This Amendment to the Amended and Restated Investor Rights Agreement dated as of May 25, 2000 of Xcyte Therapies, Inc. (the "Amendment") is entered into as of October 18, 2000 by and between Xcyte Therapies, Inc., a Delaware corporation (the "Company"), the holders of the Company's capital stock listed on Schedule A attached to the Amended and Restated Investor Rights Agreement (collectively, the "Investors"), Phoenix Leasing Incorporated and Robert Kingsbook (each of whom is referred to as a "Warrantholder").

                                     RECITAL

        The Company, the Investors and the Warrantholders are parties to an Amended and Restated Investor Rights Agreement dated as of May 25, 2000 and amended by the Addendum to the Series D Preferred Stock Purchase Agreement and Omnibus Amendment to Series D Financing Documents dated as of August 8, 2000 (the "Rights Agreement"). Capitalized terms used herein without definition shall have the meaning ascribed to them in the Rights Agreement. The Company and Landlord are entering into a Lease Agreement dated September 20, 2000 (the "Lease Agreement") pursuant to which the Company will issue Landlord a warrant to purchase shares of the Company's Series D Preferred Stock (the "Warrant").

                                    AGREEMENT


        1. Amendment to Section 2.2. Section 2.2 is hereby amended and restated to read in its entirety as follows:

                2.2 Future Shares. "Future Shares" shall mean shares of any capital stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase such capital stock, and securities of any type that are, or may become, convertible into such capital stock; provided however, that "Future Shares" do not include (i) the Shares purchased under the Series D Stock Purchase Agreement (ii) the shares of Common Stock issued or issuable upon the conversion of the Preferred Stock, (iii) securities offered pursuant to a registration statement filed under the Act, (iv) securities issued pursuant to the acquisition of another corporation by the Company by merger or, purchase of substantially all of the assets or other reorganization, (v) securities issued in connection with or as consideration for a collaborative partnership arrangement, as approved by a majority of the Board of Directors of the Company, or the acquisition, leasing or licensing of technology or other significant assets to be used in the Company's business, as approved by a majority of the Board of Directors of the Company, (vi) securities issued or issuable to officers, directors, employees or consultants of the Company pursuant to any employee or consultant stock offering, plan or arrangement approved by a majority of the Board of Directors of the Company and (vii) all shares of Common Stock or other securities, or options or warrants to purchase Common Stock or any such other securities, issuable to landlords, financial institutions or lessors in connection with office leases, commercial credit arrangements, equipment financings or similar transactions."

        2. No Other Amendments. Except as expressly amended as set forth above, the Rights Agreement shall remain in full force and effect in accordance with its terms.

        3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.



                            (signature page follows)

        The parties have executed this Amendment to Amended and Restated Investor Rights Agreement of Xcyte Therapies, Inc. as of the date first written above.

                                              COMPANY:

                                              XCYTE THERAPIES, INC.

                                              ---------------------------------

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------


                                              WARRANTHOLDERS:

                                              PHOENIX LEASING INCORPORATED

                                              ---------------------------------

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              ---------------------------------
                                              Robert Kingsbook



                                              INVESTORS:

                                              ---------------------------------

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------


               [SIGNATURE PAGE TO XCYTE THERAPIES, INC. AMENDMENT
               TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                              INVESTORS:

                                              ALTA CALIFORNIA PARTNERS, L.P.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: One Embarcadero Center
                                                       Suite 4050
                                                       San Francisco, CA  94111


               [SIGNATURE PAGE TO XCYTE THERAPIES, INC. AMENDMENT
               TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                              INVESTORS:

                                              ARCH DEVELOPMENT CORPORATION

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: 1000 Second Avenue
                                                       Suite 3700
                                                       Seattle, WA  98104-1053

                                              ARCH VENTURE FUND III, L.P.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: 1000 Second Avenue
                                                       Suite 3700
                                                       Seattle, WA  98104-1053

                                              ARCH VENTURE PARTNERS II, L.P.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------
                                              Address: 1000 Second Avenue
                                                       Suite 3700
                                                       Seattle, WA  98104-1053

               [SIGNATURE PAGE TO XCYTE THERAPIES, INC. AMENDMENT
               TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                              INVESTORS:

                                              RONALD J. BERENSON, M.D.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------


                                              Address: 8836 S.E. 74th Place
                                                       Mercer Island, WA  98040


               [SIGNATURE PAGE TO XCYTE THERAPIES, INC. AMENDMENT
               TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                              INVESTORS:

                                              DLJ CAPITAL CORP.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: 3000 Sand Hill Road
                                                       Building 3, Suite 170
                                                       Menlo Park, CA  94025

                                              DLJ FIRST ESC L.L.C.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: 3000 Sand Hill Road
                                                       Building 3, Suite 170
                                                       Menlo Park, CA  94025

                                              DLJ FIRST ESC. L.P.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: 3000 Sand Hill Road
                                                       Building 3, Suite 170
                                                       Menlo Park, CA  94025


               [SIGNATURE PAGE TO XCYTE THERAPIES, INC. AMENDMENT
               TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                              INVESTORS:

                                              MPM ASSET MANAGEMENT INVESTORS

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: One Cambridge Center
                                                       Cambridge, MA  02142

                                              MPM BIOVENTURES GMBH & CO.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: One Cambridge Center
                                                       Cambridge, MA  02142

                                              MPM BIOVENTURES II, LP

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: One Cambridge Center
                                                       Cambridge, MA  02142

                                              MPM BIOVENTURES QP, LP

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: One Cambridge Center
                                                       Cambridge, MA  02142


               [SIGNATURE PAGE TO XCYTE THERAPIES, INC. AMENDMENT
               TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                              INVESTORS:

                                              SPROUT CAPITAL VII, L.P.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: 3000 Sand Hill Road
                                                       Building 3, Suite 170
                                                       Menlo Park, CA  94025

                                              SPROUT CEO FUND, L.P.

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: 3000 Sand Hill Road
                                                       Building 3, Suite 170
                                                       Menlo Park, CA  94025


               [SIGNATURE PAGE TO XCYTE THERAPIES, INC. AMENDMENT
               TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                              INVESTORS:

                                              TGI FUND II, LC

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: 6501 Columbia Center
                                                       701 Fifth Ave.
                                                       Seattle, WA  98104


                                              VENGOTT LC
                                              C/O TREDEGAR INVESTMENTS

                                              By:
                                                   ----------------------------

                                              Name:
                                                    ---------------------------

                                              Its:
                                                   ----------------------------

                                              Address: 6501 Columbia Center
                                                       701 Fifth Ave.
                                                       Seattle, WA  98104


               [SIGNATURE PAGE TO XCYTE THERAPIES, INC. AMENDMENT
               TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]